UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number                                     811-22517
     GAI Corbin Multi-Strategy Fund, LLC
(Exact name of registrant as specified in charter)
c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
401 South Tryon Street
                                         Charlotte, NC  28202
(Address of principal executive offices) (Zip code)
Lloyd Lipsett
Wells Fargo Law Department
 J9201-210
200 Berkeley Street
                                   Boston, MA  02116
(Name and address of agent for service)
Registrant's telephone number, including area code:    (866) 440-7460
Date of fiscal year end:  March 31
Date of reporting period:  September 30, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Statements as of and for the
Six Month Period Ended September 30, 2017

GAI Corbin Multi-Strategy Fund, LLC

Table of Contents

Page

Consolidated Schedule of Investments	1

Consolidated Statement of Assets, Liabilities and Net Assets	9

Consolidated Statement of Operations	10

Consolidated Statements of Changes in Net Assets	11

Consolidated Statement of Cash Flows	12

Consolidated Financial Highlights	13

Notes to Consolidated Financial Statements	15

Supplemental Information	32

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) As of September 30, 2017

Strategy	Investments	Cost	Fair Value
	Investment Funds - 89.45%
	Asset-Backed Securities - 11.52%
	East Lodge Capital Credit Opportunities Fund Ltd.	$6,000,000	$6,760,351
	Perella Weinberg Partners Asset Based Value Offshore Fund LP	1,305,701	1,347,227
	Serengeti Lycaon Overseas Ltd.	4,599,402	7,513,695
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP	2,602,696	3,180,943
			18,802,216
	Equity Special Situations - 9.58%
	Ironsides Partners Special Situations Offshore Fund Ltd.	30,880	31,923
	Jet Capital Concentrated Offshore Fund, Ltd.	3,592,060	4,106,635
	Jet Capital Select Opportunities Offshore Fund, Ltd.	3,100,000	3,211,261
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.	217,461	212,735
	Roystone Capital Offshore Fund, Ltd.	365,625	412,047
	Senator Global Opportunity Offshore Fund II Ltd.	4,375,000	4,996,104
	Senator Global Opportunity Offshore Fund Ltd.	2,351,187	2,666,434
			15,637,139
	Event Driven/Distressed - 21.53%
	Anchorage Capital Partners Offshore, Ltd.	8,584,641	11,192,567
	Archer Capital Fund LP*	9,334	4,573
	Centerbridge Credit Partners Offshore, Ltd.	103,992	156,529
	Garrison Special Opportunities Fund LP*	110,758	52,020
	New Point V Ltd.	2,588	4,309
	New Point VII Ltd.	7,960	43,208
	Redwood Argentina Offshore Fund, Ltd.	105,842	135,257
	Redwood Offshore Fund, Ltd.	11,521,323	16,298,562
	Tor Asia Credit Fund	6,000,000	6,658,560
	West Face Long Term Opportunities Fund, Ltd.	363,090	570,948
			35,116,533
	Global Macro - 8.94%
	Autonomy Global Macro Fund Ltd.	5,334,117	8,103,227
	D.E. Shaw Oculus International Fund	5,326,248	6,469,173
	Tyticus Partners II Ltd.	83,103	7,716
			14,580,116
	Long/Short Equity - 23.16%
	Cadian Offshore Fund Ltd.	5,713,553	8,834,708
	Marble Arch Offshore Partners Ltd.	5,387,158	6,442,765
	Pelham Long/Short Fund Ltd.	6,246,171	10,184,388
	Squadra Equity Fund Ltd.	2,566,380	2,589,191
	SRS Partners, Ltd.	6,237,006	9,135,748
	SRS Special Opportunities Master II L.P.	1,163,532	604,178
			37,790,978

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of September 30, 2017

Strategy	Investments	Cost	Fair Value
Investment Funds - 89.45% (continued) Relative Value - 14.72%
	D.E. Shaw Composite International Fund	$7,000,000	$11,353,450
	Kildonan Castle Global Credit Opportunity Fund Ltd.	1,755,905	1,851,561
	Myriad Opportunities Offshore Fund Ltd.	5,000,000	6,316,529
	Whitebox Asymmetric Opportunities Fund, Ltd.	4,000,000	4,486,287
			24,007,827
Investments in Securities - 5.07%
Collateralized Loan Obligation - 0.45%
	Anchorage Capital CLO 4 Ltd.
	(Interest Rate: 0.00%; Maturity Date: 7/28/2026;
	Par Value: $1,315,789)	419,526	727,500
Equity - 4.62%
	Garrison Capital, Inc.	1,274,585	773,798
	Pershing Square Holdings, Ltd.	7,552,093	4,652,279
	Third Point Offshore Investors Ltd.	798,263	1,017,764
	VPC Specialty Lending Investments PLC	1,058,208	1,097,460
			7,541,301

Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
Purchased Options - 0.13%
Index Options - 0.13%
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,440	10/20/2017	54,235	6,066
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,450	10/20/2017	43,255	7,380
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,470	10/20/2017	43,499	14,118
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,440	10/31/2017	72,955	11,700
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,450	10/31/2017	75,655	12,780
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,480	10/31/2017	48,699	29,588
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,375	12/29/2017	72,633	21,230
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,400	12/29/2017	37,827	20,070

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of September 30, 2017

Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
	Purchased Options - 0.13% (continued)
	Index Options - 0.13% (continued)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,450	12/29/2017	$140,479	$79,820
					202,752
	Interest Rate Options - 0.00%
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., Eurodollar future	$99	12/17/2018	$2,793	$1,444
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., Eurodollar future	99	12/17/2018	1,397	300
					1,744
	Total Investments (Cost $122,858,815**) - 94.65%				154,408,106
	Other Assets and Liabilities, net - 5.35%				8,731,802
	Net Assets - 100.00%				$163,139,908

Percentages shown are stated as a percentage of net assets as of September 30, 2017. All investments in Investment Funds are non-income producing.

*	Investment Fund held in GAI Special Asset Holdings, Inc.

**
The cost and unrealized appreciation/(depreciation) of the Fund’s investments, including derivatives and other financial instruments, as of September 30, 2017, as computed for federal tax purposes, were as follows:

Aggregate cost	$155,712,574

Gross unrealized appreciation	$16,803,016
Gross unrealized depreciation	(18,107,484)
Net unrealized depreciation	$(1,304,468)

Adjustments made to book cost basis to reflect tax cost basis and tax-basis unrealized appreciation/(depreciation) may not necessarily be final tax cost basis adjustments, however, these adjustments more accurately approximate the tax basis unrealized gains/(losses) as of the close of the reporting period.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of September 30, 2017

Investments by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	24.47%
Event Driven/Distressed	22.74
Relative Value	15.55
Asset-Backed Securities	12.18
Equity Special Situations	10.13
Global Macro	9.44
Total Investment Funds	94.51
Purchased Options	0.13
Investments in Securities
Equity	4.89
Collateralized Loan Obligation	0.47
Total Investments in Securities	5.36
100.00%

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of September 30, 2017

Total Return Swaps Outstanding as of September 30, 2017:
Counterparty	Reference Entity/Obligation	Buy/ Sell	Floating Rate Index	Pay/ Receive Floating	Termination Date	Notional Amount	Fair Value
Morgan Stanley Capital Services Inc.	S&P 500 Index	Buy	1 - month USD-LIBOR BBA	Pay	11/17/2017	$1,887,140	$60,932

Morgan Stanley Capital Services Inc.	Russell 2000 Index	Sell	1 - month USD-LIBOR BBA	Receive	11/17/2017	(1,771,384)	(151,848)

							$(90,916)

Credit Default Swaps Outstanding as of September 30, 2017:

Credit Default Swap Agreements on Credit Indices - Buy Protection (1)
Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Upfront Payments (Received)/ Paid	Fair Value(3)
Morgan Stanley Capital Services Inc.	CDX.IG.CDSI.S26.5Y / 9CO2H	Buy	(1.00)	6/20/2021	$2,145,000	$(20,281)	$(49,955)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.19	Buy	(5.00)	12/20/2017	$383,520	(11,293)	(1,284)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.22	Buy	(5.00)	6/20/2019	$731,500	(61,745)	(35,031)
						$(93,319)	$(86,270)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (1)
Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Upfront Payments (Received)/ Paid	Fair Value(3)
Morgan Stanley Capital Services Inc.	Federal Republic of Germany	Buy	(0.12)	9/20/2018	$114,000	$4,324	$(122)
Morgan Stanley Capital Services Inc.	Kingdom of Spain	Buy	(0.40)	3/20/2018	$21,000	3,611	(34)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	1,988	(33)
						$9,923	$(189)

(1)
If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of September 30, 2017

Written Options Open as of September 30, 2017
	Description	Strike Price	Expiration Date	Premium Received/(Paid)	Fair Value
Index Options
	Call Option - OTC - Morgan Stanley		10/20/2017
	Capital Services Inc., SPX	$2,510		$19,025	$(37,800)
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,530	10/20/2017	14,345	(17,100)
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,500	10/31/2017	26,045	(57,600)
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,510	10/31/2017	24,245	(45,540)
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,550	12/29/2017	57,901	(74,230)
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,575	12/29/2017	26,367	(17,930)
	Call Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,600	12/29/2017	10,863	(9,180)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,400	10/20/2017	39,545	(3,780)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,410	10/20/2017	29,105	(4,230)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,430	10/20/2017	27,741	(7,800)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,390	10/31/2017	49,445	(6,840)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,400	10/31/2017	50,345	(7,380)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,430	10/31/2017	28,521	(14,638)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,275	12/29/2017	48,147	(11,748)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,325	12/29/2017	26,073	(12,870)
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,350	12/29/2017	83,121	(42,380)
				$560,834	$(371,046)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of September 30, 2017

Forward Foreign Currency Exchange Contract Open as of September 30, 2017
Description	Origination Value	Current Value	Unrealized Appreciation/ (Depreciation)
Buy BRL, Sell USD settling 10/31/2017	$(154,500)	$(151,290)	$3,210
Buy USD, Sell BRL settling 10/31/2017	(360,500)	(359,131)	1,369
			$4,579

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of September 30, 2017 was as follows:

Derivative instruments not accounted
for as hedging instruments	Location on Consolidated Statement of Assets, Liabilities and Net Assets	Fair Value
Asset derivative instruments
Equity Contracts	Purchased option contracts, at fair value	$204,496
Equity Contracts	Unrealized depreciation on total return swaps	60,932
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contract	4,579
Total asset derivative instruments		$270,007

Liability derivative instruments
Credit Contracts	Credit default swaps, at fair value	$(86,459)
Equity Contracts	Unrealized depreciation on total return swaps	(151,848)
Equity Contracts	Written index option contracts, at fair value	(371,046)
Total liability derivative instruments		$(609,353)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of September 30, 2017

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the six month period ended September 30, 2017 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Forwards	Total
Equity Contracts	$(32,238)	$110,182	$–	$77,944
Foreign Exchange Contracts	–	–	27,086	27,086
Credit Contracts	–	(9,556)	–	(9,556)
Total	$(32,238)	$100,626	$27,086	$95,474

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Forwards	Total
Equity Contracts	$(192,330)	$(124,709)	$–	$(317,039)
Foreign Exchange Contracts	–	–	2,128	2,128
Credit Contracts	–	38,738	–	38,738
Total	$(192,330)	$(85,971)	$2,128	$(276,173)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Statement of Assets, Liabilities and Net Assets (unaudited) As of September 30, 2017

Assets

Investments in Investment Funds, at fair value (cost - $111,162,713)	$145,934,809
Investments in securities, at fair value (cost - $11,102,675)	8,268,801
Purchased option contracts, at fair value (cost - $593,427)	204,496
Total investments	154,408,106
Cash and cash equivalents	7,249,431
Receivable for investments in Investment Funds sold	20,126,631
Due from broker	130,157
Unrealized appreciation on forward foreign currency exchange contracts	4,579
Prepaid expenses and other assets	22,747
Total assets	181,941,651

Liabilities

Tenders payable	15,618,026
Subscriptions received in advance	1,039,000
Loan payable	1,000,000
Written index option contracts, at fair value (proceeds received - $560,834)	371,046
Management fee payable	295,598
Credit default swaps, at fair value (upfront premiums received - $83,396)	86,459
Deferred tax liability	73,274
Investor Distribution and Servicing Fees payable	17,157
Unrealized depreciation on total return swaps	90,916
Accrued expenses and other liabilities	210,267
Total liabilities	18,801,743

Net Assets

Total net assets	$163,139,908

Net Assets consist of:

Paid-in capital	$169,473,420
Overdistribution of net investment income	(21,918,989)
Accumulated net realized gain/(loss) on investments	(14,484,235)
Net unrealized appreciation/(depreciation) on investments	30,069,712
Retained deficit	(6,333,512)
Total net assets	$163,139,908

Net Assets per Share

GAI Corbin Multi-Strategy Fund, LLC Class I (1,412,862.133 Shares outstanding)	$109.36
GAI Corbin Multi-Strategy Fund, LLC Class A (83,643.791 Shares outstanding)	$103.21
The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Statement of Operations (unaudited) For the Six Month Period Ended September 30, 2017

Investment Income

Interest	$35,310
Dividend income	94,469
Total investment income	129,779

Fund Expenses

Management fee	921,856
Administrative and custodian fees	196,408
Professional fees	170,686
Commitment fees	80,219
Fund Board fees and expenses	49,540
Investor Distribution and Servicing fee	36,225
Income tax benefit	(74,417)
Other operating expenses	89,439
Total operating expenses	1,469,956
Interest expense	50,168
Total expenses	1,520,124
Net investment loss	(1,390,345)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from investments in Investment Funds	5,552,841
Net realized gain/(loss) on investments in securities	259,375
Net realized gain/(loss) on options	(32,238)
Net realized gain/(loss) on total return swaps	110,182
Net realized gain/(loss) on credit default swaps	(9,556)
Net realized gain/(loss) on forward foreign currency exchange contracts	27,086
Net realized gain/(loss) on foreign currency transactions	2,193
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	4,120,022
Net change in unrealized appreciation/(depreciation) from investments in securities	(921,102)
Net change in unrealized appreciation/(depreciation) on options	(192,330)
Net change in unrealized appreciation/(depreciation) from total return swaps	(124,709)
Net change in unrealized appreciation/(depreciation) on credit default swaps	38,738
Net change in unrealized appreciation/(depreciation) on foreign currency exchange contracts	2,128
Total net realized and unrealized gain/(loss) from investments	8,832,630
Net increase in net assets resulting from operations	$7,442,285

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Statements of Changes in Net Assets

Net increase/(decrease) in net assets	For the Six Month Period Ended September 30, 2017 (unaudited)	For the Year Ended March 31, 2017
Operations

Net investment loss	$(1,390,345)	$(3,104,254)
Net realized gain/(loss) on investments	5,909,883	4,632,420
Net change in unrealized appreciation/(depreciation) from investments	2,922,747	16,277,404
Net increase/(decrease) in net assets resulting from operations	7,442,285	17,805,570

Distributions to Shareholders

Distribution of net investment income	–	(3,252,288)

Capital Transactions

Issuance of shares	2,042,000	13,436,000
Reinvestment of distributions	–	1,111,163
Issuance of shares from reorganization(a)	–	33,765,677
Shares tendered	(34,857,926)	(59,887,354)
Early withdrawal fees	2,776	2,833
Increase/(decrease) in net assets derived from capital transactions	(32,813,150)	(11,571,681)

Net Assets

Total increase/(decrease) in net assets	(25,370,865)	2,981,601
Beginning of period	188,510,773	185,529,172
End of period	$163,139,908	$188,510,773

Overdistribution of net investment income	$(21,918,989)	$(20,528,644)

(a)	Refer to the March 31, 2017 audited financial statements for full disclosure regarding this reorganization

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Statement of Cash Flows (unaudited) For the Six Month Period Ended September 30, 2017

Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$7,442,285
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(202,069)
Purchases of derivative instruments	(1,237,006)
Proceeds from sales of investments in Investment Funds	40,247,529
Proceeds from sales of investments in securities	3,445,668
Proceeds from sales of derivative instruments	1,314,224
Net realized (gain)/loss from investments in Investment Funds	(5,552,841)
Net realized (gain)/loss from investments in securities	(259,375)
Net realized (gain)/loss on options	32,238
Net realized (gain)/loss from total return swaps	(110,182)
Net realized (gain)/loss on credit default swaps	9,556
Net realized (gain)/loss on forward foreign currency exchange contracts	(27,086)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	(4,120,022)
Net change in unrealized (appreciation)/depreciation on investments in securities	921,102
Net change in unrealized (appreciation)/depreciation on options	192,330
Net change in unrealized (appreciation)/depreciation on total return swaps	124,709
Net change in unrealized (appreciation)/depreciation on credit default swaps	(38,738)
Net change in unrealized (appreciation)/depreciation on foreign currency exchange contracts	(2,128)
Increase in receivable for investments in Investment Funds sold	(8,075,244)
Increase in due from broker	(24,293)
Decrease in other prepaid expenses and assets	28,092
Decrease in interest receivable	6,006
Decrease in dividends receivable	19,733
Decrease in management fee payable	(43,213)
Decrease in Investor Distribution and Servicing Fees payable	(1,443)
Decrease in Fund Board fees and expenses payable	(10,737)
Decrease in accrued expenses and other liabilities	(333,825)
Net cash provided by operating activities	33,745,270

Cash Used in Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $237,000)	2,279,000
Payments for shares tendered (net of change in payable for tenders of $(2,749,579))	(37,607,505)
Early withdrawal fees	2,776
Proceeds from line of credit	4,000,000
Principal payments on line of credit	(3,000,000)
Net cash used in financing activities	(34,325,729)

Cash and Cash Equivalents

Net decrease in cash and cash equivalents	(580,459)
Cash and cash equivalents at beginning of period	7,829,890
Cash and cash equivalents at end of period	$7,249,431

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for interest expense	$50,168

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Financial Highlights

	Class I
	For the Six Month Period Ended September 30, 2017 (unaudited)		For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

Per Share operating performance:
(For Shares outstanding throughout the period/year)
Net asset value per Share, beginning of period/year	$104.92		$97.28	$106.30	$108.89	$108.60	$102.67

Income/(loss) from investment operations:(a)
Net investment income/(loss)	(0.73)		(1.54)	(1.94)	(2.42)	(2.64)	(2.56)
Net realized and unrealized gain/(loss) from investments	5.17		10.70	(6.54)	4.92	10.38	10.85
Total income/(loss) from investment operations	4.44		9.16	(8.48)	2.50	7.74	8.29
Less: Distribution of net investment income to Members	-		(1.52)	(0.54)	(5.09)	(7.45)	(2.36)

Net asset value per Share, end of period/year	$109.36		$104.92	$97.28	$106.30	$108.89	$108.60

Total return (d)	4.23%		9.46%	(8.00%)	2.37%	7.26%	8.16%

Ratios to average net assets:(b)
Gross expenses	1.88%		1.74%	1.90%	1.86%	2.02%	2.91%
Expenses recouped/(reimbursed)	-		-	-	0.35%	0.37%	(0.41%)
Net expenses, including non-reimbursable expenses(c)	1.88%		1.74%	1.90%	2.21%	2.39%	2.50%
Net investment income/(loss)	(1.72%	)	(1.55% )	(1.88% )	(2.21% )	(2.39% )	(2.49% )

Net Assets, end of period/year (in thousands)	$154,507		$178,224	$170,240	$155,360	$132,174	$92,578

Portfolio turnover rate	0.12%		20.10%	20.58%	11.13%	9.06%	20.99%

(a)	Based on average Shares outstanding.
(b)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(c)	Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 2.25% for Class I.

From January 1, 2016 through September 30, 2016, net expenses excluding non-reimbursable expenses were capped at 2.10% for Class I.
Effective October 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.00% for Class I.

(d)	The total return calculation assumes reinvestment of all distributions.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Financial Highlights (continued)

	Class A
	For the Six Month Period Ended September 30, 2017 (unaudited)		For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013(a)
Per Share operating performance:
(For Shares outstanding throughout the period/year)
Net asset value per Share, beginning of period/year	$99.39		$92.87	$102.21	$105.51	$105.69	$100.00

Income/(loss) from investment operations:(b)
Net investment income/(loss)	(0.66)		(2.09)	(2.54)	(2.97)	(2.81)	(2.52)
Net realized and unrealized gain/(loss) from investments	4.48		10.13	(6.26)	4.76	10.08	10.57
Total income/(loss) from investment operations	3.82		8.04	(8.8)	1.79	7.27	8.05
Less: Distribution of net investment income to Members	-		(1.52)	(0.54)	(5.09)	(7.45)	(2.36)

Net asset value per Share, end of period/year	$103.21		$99.39	$92.87	$102.21	$105.51	$105.69

Total return (e)	3.84%		8.70%	(8.63%)	1.76%	7.02%	8.14%

Ratios to average net assets:(c)
Gross expenses	2.40%		2.46%	2.59%	2.47%	2.26%	2.74%
Expenses recouped/(reimbursed)	-		-	-	0.35%	0.37%	(0.17%)
Net expenses, including non-reimbursable expenses(d)	2.40%		2.46%	2.59%	2.82%	2.63%	2.57%
Net investment income/(loss)	(2.25%	)	(2.27% )	(2.57% )	(2.82% )	(2.63% )	(2.56% )

Net Assets, end of period/year (in thousands)	$8,633		$10,287	$15,289	$14,761	$13,794	$8,194

Portfolio turnover rate	0.12%		20.10%	20.58%	11.13%	9.06%	20.99%

(a)	Date of first Member subscription into Class A Shares of the Fund following inception was April 1, 2012.
(b)	Based on average Shares outstanding.
(c)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)	Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 3.00% for Class A.

From January 1, 2016 through September 30, 2016, net expenses excluding non-reimbursable expenses were capped at 2.85% for Class A.
Effective October 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.75% for Class A.

(e)	The total return calculation assumes reinvestment of all distributions.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) September 30, 2017

1.  Organization

GAI Corbin Multi-Strategy Fund, LLC (the "Corbin Fund"), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), since January 4, 2011. The Corbin Fund is a closed-end management investment company and is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.

GAI Special Asset Holdings, Inc. (the "Domestic Blocker") has been registered as a corporation in the state of Delaware since March 23, 2012.  The Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund and commenced operations on April 1, 2012.  These financial statements are the consolidated financial statements of the Corbin Fund and the Domestic Blocker (collectively, the "Fund").

Wells Fargo Investment Institute, Inc. ("WFII") (the "Adviser"), a North Carolina corporation, serves as the investment adviser to the Fund. The Adviser's Global Alternative Investments ("GAI") division is responsible for managing the Fund under the advisory agreement.  The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the "Subadviser").  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund's investment program.

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States ("U.S.") and non- U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles ("Investment Funds").  The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets.  There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.

The Fund's Board of Managers (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP").  The accompanying consolidated financial statements of the Fund are stated in U.S. dollars.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies ("FASB ASC 946"), and is following the accounting and reporting guidance found within FASB ASC 946.

(a) Valuation of investments in Investment Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board. The fair value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund's interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund's reported valuation does not represent fair value. If it is determined that the Investment Fund's reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the six month period ended September 30, 2017, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund's reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment by the Fund by strategy can be found in the tables within the Consolidated Schedule of Investments.

ASU 2015-07 eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient. Reporting entities must provide sufficient information to enable users to reconcile total investments in the fair value hierarchy and total investments measured at fair value in the Consolidated Statement of Assets, Liabilities, and Net Assets. Additionally, the scope of current disclosure requirements for investments eligible to be measured at NAV will be limited to investments to which the practical expedient is applied.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

(b) Consolidation – The Corbin Fund consolidates its investment in the Domestic Blocker because the Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund. Accordingly, the accompanying consolidated financial statements include the assets and liabilities and results of operations for the Domestic Blocker.  Any material intercompany accounts and transactions have been eliminated in consolidation.

(c) Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required for the Corbin Fund. However, for the Domestic Blocker, an income tax provision was calculated and is disclosed in the Fund's annual financial statements.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes.  FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of September 30, 2017.

The Fund utilizes a tax-year end of October 31 and the Fund's income and federal excise tax returns and all financial records supporting the 2014, 2015 and 2016 returns are subject to examination by the federal and Delaware revenue authorities.

At October 31, 2016 (the Fund’s last tax-year end), the Fund held a capital loss carryforward of $8,379,582. The capital loss carryforward is available to offset future realized capital gains, although the utilization of a portion of the capital loss carryforward may be limited under the tax regulations. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

(d) Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's consolidated financial statements as unrealized appreciation/(depreciation) in its investments in Investment Funds, not as income or expense on the Consolidated Statement of Operations.

(e) Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(f) Foreign currency translation – The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

Realized gains and losses from such translation are included in realized gain/(loss) on foreign currency translations on the Consolidated Statement of Operations. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(g) Options purchased – When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter ("OTC") have counterparty risk associated with them.

(h) Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are treated by the Fund as realized gains on the expiration date. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

(i) Futures contracts – The Fund purchases or sells futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest or foreign currency exchange rates and the underlying assets.

(j) Forward foreign currency exchange contracts – The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value at the time it was opened and the value at the time it was closed.

(k) Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).  The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indices. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indices are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

(l) Total return swaps – The Fund may enter into total return swap agreements to exchange one cash return or cash flow for another cash return or cash flow. Swap transactions are stated at fair value with unrealized gains reported as an asset and unrealized losses reported as a liability, netted as appropriate, on the Consolidated Statement of Assets, Liabilities and Net Assets. A realized gain or loss is recorded upon termination or reset of each total return swap transaction on the Consolidated Statement of Operations.

(m) Valuation of derivatives – The Fund has purchased and written index options, forward foreign currency contracts, total return swaps and credit default swaps outstanding as of September 30, 2017. The fair value of purchased and written index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund's fair value hierarchy. The fair value of written and purchased OTC currency options, forward foreign currency contracts, total return swaps and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy.  In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(n) Collateralized loan obligations – The Fund invests in collateralized loan obligations ("CLOs"), which are a type of asset-backed security. The cash flows of the CLO can be split into multiple segments, called "tranches", which will vary in risk profile and yield. The Fund values CLOs at the "bid" quotes provided by external pricing sources deemed reputable by management and therefore generally categorizes CLOs within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

(o) Distributions – Distributions will be paid at least annually in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, "Member") will automatically be a participant under the Fund's Dividend Reinvestment Plan ("DRP") and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member's broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.  Temporary differences do not require reclassifications.

(p) Use of estimates – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

(q) Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

(r) Expense limitation agreement – Through June 30, 2018, the Adviser has contractually agreed to limit the Fund's total annualized fund-wide operating expenses to 2.00%. Members holding Shares designated as Class I ("Class I Shares") have no class-specific expenses. Members holding Shares designated as Class A ("Class A Shares") will pay (in addition to up to 2.00% in fund-wide expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total of up to 2.75%.  Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee charged to Class A Shares. Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses.

Accordingly, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund's ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.00% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of September 30, 2017, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses. As of September 30, 2017, there were no expenses reimbursable by the Adviser.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

(s) Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated based upon the Fund's beginning of the month's net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for consolidated financial statement preparation and other services.

The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross assets at the end of each month.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(t) Due from broker – Due from broker includes cash balances held with the broker and receivables from initial margin related to the Fund's derivatives trades. Interest may be earned on balances held by the brokers and interest may be charged on debit balances. At September 30, 2017, amounts due from the broker totaled $130,157.

(u) Recent accounting pronouncements – In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the Regulation S-X amendments was August 1, 2017 and compliance should be based on the reporting period-end date. The compliance date for Form N-PORT and Form N-CEN is June 1, 2018 and compliance should be based on the reporting period end date. Accordingly, the Fund has adopted the amendments to Regulation S-X and the required additional or enhanced disclosures have been included within the financial statements, however the Fund has concluded that these amendments do not materially impact any amounts disclosed.

3.  Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the period are disclosed in the Consolidated Statement of Operations unless otherwise stated and include the following:

(a) Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Global Alternative Investment Services, Inc. (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.

For the six month period ended September 30, 2017, the Fund expensed Investor Distribution and Servicing Fees of $36,225. As of September 30, 2017, there were $17,157 of Investor Distribution and Servicing Fees payable to the Placement Agent.

(b) Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Member (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member's "Immediate Family Members" (as defined in the Fund's subscription agreement).  The Member must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the six month period ended September 30, 2017, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members upon subscription into the Fund were $3,240.

(c) Investment advisory fees – Amounts paid, and payable, to the Adviser for the six month period ended September 30, 2017 are disclosed in Note 4.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

(d) Fund Board fees and expenses – For the six month period ended September 30, 2017, the Fund incurred Fund Board fees, including out of pocket expenses, of $49,540, none of which is payable as of September 30, 2017.

4.  Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") and a commodity trading advisor ("CTA"). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of September 30, 2017, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In addition, the CFTC and prudential regulators’ margin requirements for uncleared swap transactions have become effective. These proposed requirements may increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. Margin requirements may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of September 30, 2017, the ultimate impact of the margin requirements on the Fund is uncertain.

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund’s Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.

The Fund accrues and pays the Adviser each month a fee ("Management Fee"). Through June 30, 2018, the Adviser has contractually agreed to waive a portion of its Management Fee to prevent it from exceeding one-twelfth of 1.00% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares). The Management Fee incurred by the Fund for the six month period ended September 30, 2017 was $921,856. As of September 30, 2017, the Management Fee payable to the Adviser was $295,598. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

5.  Investment Fund Transactions

Purchases of investments in Investment Funds for the six month period ended September 30, 2017 were $202,069. Proceeds from sales of investments in Investment Funds for the six month period ended September 30, 2017 were $40,247,529. Purchases of investments in securities for the six month period ended September 30, 2017 were $1,237,006. Proceeds from sales of investments in securities for the six month period ended September 30, 2017 were $3,445,668.

6.  Derivative Transactions

The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund's currency exchange risk, interest rate risk, credit risk and other risks. During the six month period ended September 30, 2017, the Fund entered into derivative contracts to hedge credit exposures of the broader portfolio. The Fund's hedge overlay includes a portfolio of single name credit default swaps to hedge the aggregate risk based on the Subadviser's understanding of the underlying exposures of the applicable Investment Funds. The hedge overlay is used to reduce risk to broad market factors, not exposures to specific securities and it is not necessarily aimed to neutralize exposures, but bring the portfolio in line with the desired posture given the portfolio objectives. All derivative contracts must be fully backed by cash positions and may be OTC and/or exchanged traded. Such derivative contracts may include forwards, futures, options, swaptions, warrants and swaps.

Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today's pre-determined price. Futures are contracts to buy or sell an asset on or before a future date at a price specified today. Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset. The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date. Warrants are long dated options, usually longer than one year, which are traded OTC. Swaps are agreements to exchange cash flows on or before a specified future date on the underlying value of currency exchange rates, bonds/interest rates, commodities exchange, equities, indices or other assets. Swaptions are options on swap contracts and are similar to options on assets except that instead of selling or purchasing the right to buy or sell an asset, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. As of September 30, 2017, the Fund has options and forward contracts, and has entered into total return and credit default swaps. The counterparty for derivative transactions entered into by the Fund is Morgan Stanley Capital Services, Inc.

The monthly average number of open contracts of options was 53 for the six month period ended September 30, 2017. The monthly average notional of total return swap contracts was $1,834,151 for the six month period ended September 30, 2017. The monthly average notional of credit default swaps was $4,088,780 for the six month period ended September 30, 2017. The average number of forward foreign currency exchange contracts was 1 for the six month period ended September 30, 2017.

The Fund's derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Consolidated Statement of Assets, Liabilities and Net Assets.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

Transactions in options contracts for the six month period ended September 30, 2017 were as follows:

Options purchased	Number of Contracts	Cost
Balance at April 1, 2017	48	$68,017

Options purchased	437	1,157,765
Options terminated in closing buy transactions	(37)	(87,864)
Options expired	(255)	(544,491)

Balance at September 30, 2017	193	$593,427

Index options written	Number of Contracts	Premiums Received

Balance at April 1, 2017	50	$64,098

Options written	815	1,146,465
Options terminated in closing sell transactions	(311)	(323,684)
Options expired	(266)	(326,045)

Balance at September 30, 2017	288	$560,834

The following table presents derivative assets and liabilities net of amounts available for offset under a master netting arrangement and, as applicable, the related collateral and potential loss exposure to the Fund as of September 30, 2017.

			Gross Amounts Presented on Consolidated Statement of Assets, Liabilities and Net Assets
Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Morgan Stanley Capital
Services Inc.	ISDA	$60,932	(238,307)	(177,375)	4,829,255	4,651,880
Morgan Stanley Capital
Services Inc.	OTC	204,496	(371,046)	(166,550)	–	–

Total		$265,428	$(609,353)	$(343,925)	$4,829,255	$4,651,880

7.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund portfolio managers.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets as of September 30, 2017.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

The following table summarizes the Fund's investments in the Investment Funds during the six month period ended September 30, 2017, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 0% to 2.5% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 25% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund's Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Redwood Offshore Fund, Ltd.	11.2%	$16,298,562	$605,812	$—	Biennial	Cayman Islands
D.E. Shaw Composite International Fund	7.8	11,353,450	832,361	—	Quarterly	Cayman Islands
Anchorage Capital Partners Offshore, Ltd.	7.7	11,192,567	(346,758)	466,010	Annually	Cayman Islands
Pelham Long/Short Fund Ltd.	7.0	10,184,388	672,817	346,171	Monthly	Bermuda
SRS Partners, Ltd.	6.3	9,135,748	661,397	416,692	Quarterly	Cayman Islands
Cadian Offshore Fund Ltd.	6.1	8,834,708	710,825	1,145,499	Quarterly	Cayman Islands
Autonomy Global Macro Fund Ltd.	5.6	8,103,227	(265,910)	521,139	Monthly	Cayman Islands
Serengeti Lycaon Overseas Ltd.	5.1	7,513,695	198,701	—	Quarterly	Cayman Islands
East Lodge Capital Credit Opportunities Fund Ltd.	4.6	6,760,351	400,325	—	Quarterly	Cayman Islands
Tor Asia Credit Fund	4.6	6,658,560	152,907	—	Quarterly	Cayman Islands
D.E. Shaw Oculus International Fund	4.4	6,469,173	339,021	—	Quarterly	Cayman Islands
Marble Arch Offshore Partners Ltd.	4.4	6,442,765	8,270	149,707	Quarterly	Cayman Islands
Myriad Opportunities Offshore Fund Ltd.	4.3	6,316,529	569,082	—	Quarterly	Cayman Islands
Senator Global Opportunity Offshore Fund II Ltd.	3.4	4,996,104	307,401	88,729	Quarterly	Cayman Islands
Whitebox Asymmetric Opportunities Fund, Ltd.	3.1	4,486,287	115,769	—	Quarterly	Cayman Islands
Jet Capital Concentrated Offshore Fund, Ltd.	2.8	4,106,635	(540,227)	583,024	Monthly	Cayman Islands
Jet Capital Select Opportunities Offshore Fund, Ltd.	2.2	3,211,261	139,027	—	Monthly	Cayman Islands
VPC Offshore Unleveraged Private Debt Fund Feeder, LP	2.2	3,180,943	24,034	113,907	Not Permitted	Cayman Islands
Senator Global Opportunity Offshore Fund Ltd.	1.8	2,666,434	286	239,999	Quarterly	Cayman Islands
Squadra Equity Fund Ltd.	1.8	2,589,191	170,494	—	Monthly	Cayman Islands
Kildonan Castle Global Credit Opportunity Fund Ltd.	1.3	1,851,561	(33,761)	77,493	Quarterly	Cayman Islands
Perella Weinberg Partners Asset Based Value	0.9	1,347,227	(65,110)	22,125	In Liquidation	Cayman Islands
Offshore Fund LP
SRS Special Opportunities Master II L.P.	0.4	604,178	182,229	—	Quarterly	Cayman Islands
West Face Long Term Opportunities Fund, Ltd.	0.4	570,948	15,307	—	Quarterly	Cayman Islands
Roystone Capital Offshore Fund, Ltd.	0.3	412,047	(15,081)	90,395	Quarterly	Cayman Islands
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	0.1	212,735	62,854	(3,020)	Not Permitted	Cayman Islands
Centerbridge Credit Partners Offshore, Ltd.	0.1	156,529	(5,582)	12,866	Biennial	Cayman Islands
Redwood Argentina Offshore Fund, Ltd.	0.1	135,257	(30,228)	38,058	Not Permitted	Cayman Islands
Garrison Special Opportunities Fund LP**	0.0	52,020	(17,048)	(2,135)	In Liquidation	United States
New Point VII Ltd.	0.0	43,208	(974)	—	Not Permitted	Cayman Islands

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

Investments in Investment Funds	% of Fund's Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Ironsides Partners Special Situations Offshore Fund Ltd.	0.0%	$31,923	$—	$—	Not Permitted	Cayman Islands
Tyticus Partners II Ltd.	0.0	7,716	(20,663)	—	In Liquidation	Cayman Islands
Archer Capital Fund LP**	0.0	4,573	519	(2,177)	In Liquidation	United States
New Point V Ltd.	0.0	4,309	(31,251)	31,753	Not Permitted	Bermuda
Drawbridge Special Opportunities Fund, L.P.**	—	—	(399,607)	232,438	In Liquidation	United States
Dymon Asia Macro Fund	—	—	(97,254)	52,759	Monthly	Cayman Islands
Guard Macro Offshore Feeder Fund	—	—	312,179	(663,119)	Monthly	Cayman Islands
JHL Capital Group Fund, Ltd.	—	—	4,618	(4,667)	Quarterly	Cayman Islands
King Street Europe, Ltd.	—	—	—	213	Quarterly	British Virgin Islands
Merion Capital Offshore L.P.	—	—	7,151	130,915	Monthly	Cayman Islands
Serengeti Segregated Portfolio Company, Ltd.	—	—	—	947	Not Permitted	Cayman Islands
Tekne Offshore Fund, Ltd.	—	—	(430,360)	1,361,460	Quarterly	Cayman Islands
York Credit Opportunities Unit Trust	—	—	(73,550)	105,660	Annually	Cayman Islands
Total Investments in Investment Funds	100.0%	$145,934,809	$4,120,022	$5,552,841

*       Subject to the terms of the offering memorandums of the Investment Funds.
**     Investment Fund held in GAI Special Asset Holdings, Inc.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the six month period ended September 30, 2017. As of September 30, 2017, the Fund had unfunded capital commitments of $1,962,717.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of September 30, 2017:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation.  Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments.  Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur.  Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize.  In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

8.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's investments and other financial instruments as of September 30, 2017 is as follows:

Description	Total Fair Value at September 30, 2017	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets
Purchased Options	$204,496	$204,496	$–	$–
Forward Foreign Currency
Exchange Contracts	4,579	–	4,579	–
Total Return Swaps	60,932	–	60,932	–
Liabilities
Written Options	(371,046)	(371,046)	–	–
Credit Default Swaps	(86,459)	–	(86,459)	–
Total Return Swaps	(151,848)	–	(151,848)	–
Investments in Securities
Collateralized Loan Obligation	727,500	–	727,500	–
Equity	7,541,301	7,541,301	–	–
Investment Funds (1)	145,934,809	–	–	–

Total Investments	$153,864,264	$7,374,751	$554,704	$–

(1)   Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, as ASU 2015-07 removes this requirement. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets, Liabilities and Net Assets.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. There were no transfers between any levels during the six month period ended September 30,
2017.

9.  Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly.  If the interval between the date of purchase of Shares and repurchase of Shares is less than 180 calendar days, then such repurchase will be subject to a 2% early withdrawal fee.

For the six month period ended September 30, 2017, transactions in the Fund's Shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	17,644.911	$1,880,000	–	$–	(303,374.049)	$(32,674,224)
Class A	1,612.065	162,000	–	–	(21,472.516)	(2,183,702)
	19,256.976	$2,042,000	–	$–	(324,846.565)	$(34,857,926)

10.  Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser's and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.

11.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

The Fund invests in CLOs, that directly or indirectly represent a participation in, or are secured by and payable from asset pools. The collateralized loan obligation held by the Fund is an interest in pools of corporate loans. This security provides a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. Credit risk on the CLOs reflects the risk that the borrowers on the underlying loans may not be able to make timely payments on the loans or may even default on the loans. The Fund is also exposed to the risk that the debt issuers may fail to fulfill their obligations to the Fund with respect to the CLOs. No such losses have been incurred.

GAI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (unaudited) (continued) September 30, 2017

No guarantee or representation is made that the investment program will be successful.

12.  Line of Credit Arrangement

The Fund maintains a committed, secured line of credit (the "Facility") with Royal Bank of Canada ("RBC"). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum and (b) a commitment fee of 0.80% per annum and (c) a commitment amount of $20,000,000. For the six month period ended September 30, 2017, the Fund had weighted average borrowings of $459,016. The weighted average interest rate on borrowings for the six month period ended was 0.05972%. As of September 30, 2017, the Fund had outstanding balance of $1,000,000 under the line of credit.

For the six month period ended September 30, 2017, commitment fees of $80,219 were expensed and are included in the accompanying Consolidated Statement of Operations. There were no commitment fees payable to RBC as of September 30, 2017.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement.  The Fund met all financial covenants as of and during the six month period ended September 30, 2017.

13.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued, and has determined that there were no events that required disclosure other than those listed below.

Subsequent to period end, the Fund received additional subscriptions of $1,650,000.

At August 31, 2017 meeting of the Boards of Managers (the “Board”) of the GAI Corbin Multi-Strategy Fund, LLC (the “Corbin Fund”) and GAI Special Asset Holdings, Inc. (the “Domestic Blocker” and together the “Funds”), a plan of liquidation (the “Plan”) for the Domestic Blocker was approved. Per terms of the Plan, the Board and officers of the Funds were authorized to wind-up the business and affairs of the Domestic Blocker, to arrange for the payment or other satisfaction of the liabilities of the Domestic Broker and to arrange for the distribution of the remaining assets, if any, of the Domestic Blocker to the Corbin Fund. The distribution by the Domestic Blocker of its assets shall either (i) be completed within the taxable year of the Domestic Blocker in which this Plan is adopted, or (ii) be made in a series of distributions, the first of which is made after the adoption of the Plan, and which complete the transfer of all of the property of the Domestic Blocker within three years from the date of the close of the taxable year in which the first such distribution is made.  The Domestic Blocker transferred all assets and remaining liabilities to the Corbin Fund, and was dissolved by October 31, 2017.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

Tax Information

Certain dividends paid by the Fund may qualify for the corporate dividends received deduction. The percentage of ordinary income distributions paid which qualify for the corporate dividends received deduction will be determined as of the Fund’s taxable year end of October 31, 2017.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on May 4, 2017, the Board, including the Independent Managers, considered and approved the continuation of the investment advisory agreement between the Adviser and the Fund (“Advisory Agreement”) and the subadvisory agreement among the Adviser, the Fund and the Subadviser (“Subadvisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”). In preparation for review of the agreements, the Board requested the Adviser and Subadviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the investment advisory and subadvisory agreements. On May 4, 2017, the Independent Managers met in-person among themselves to review and discuss aspects of the materials, initially with, and later without, representatives of the Adviser and Subadviser being present.

Representatives of the Adviser and Subadviser made extensive presentations regarding the materials and responded to questions from the Independent Managers. Further, the Board, including the Independent Managers, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process.

Upon consideration of these presentations, discussions, materials and other factors, the Board determined:

Nature, Extent and Quality of Services Provided to the Fund. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser, including in particular investment decision making, monitoring and oversight, as well as compliance, and subadvisory services provided by the Subadviser under the Advisory Agreements, including the selection of investments, allocation of the Fund’s assets among, and monitoring performance of, underlying Investment Funds, evaluation of risk exposure of underlying Investment Funds, experience of underlying Investment Funds’ managers, management of short-term cash and operations of underlying Investment Funds, and day-to-day portfolio management and general due diligence examination of underlying Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory and administrative services provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel and the Adviser’s interactions with the Subadviser in assisting the Fund in compliance and other non-advisory areas. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and the Subadviser who would provide the investment advisory, subadvisory, and administrative services to the Fund, including recent changes in such personnel. The Board examined performance of the Fund during the period and previously. The Board determined that the Adviser’s and the Subadviser’s portfolio managers and key personnel are well qualified and perform the services in an efficient and professional manner with acceptable and competitive performance results. The Board also took into account the Adviser’s and the Subadviser’s compliance functions and their roles in determining the fair value of the Fund’s assets. The Board also reflected on the annual audit process and the roles provided by the Adviser and Subadviser, including the time, resources and personnel availability provided by each. The Board concluded that the overall quality of the investment advisory, subadvisory and administrative services was satisfactory.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

Cost of the Services Provided, and whether Economies of Scale would be Realized. The Board considered the Fund’s advisory fee and concluded that such fee was reasonable and satisfactory in light of the services to be provided. The Board reviewed the advisory and subadvisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee, subadvisory fee and total expense ratio for the Fund with various comparative data, including a chart prepared by the Adviser comparing the fees payable by the Fund to those payable by comparable funds. The Board noted that the fees payable to the Adviser and the Subadviser were comparable to the fees payable to the investment managers of other similarly situated funds. The Board also considered fees charged by the Subadviser to other accounts managed by the Subadviser. The Board concluded that the advisory fee, the subadvisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the services provided. The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not a significant factor at this time.

Profitability of the Adviser and each of its Affiliates. The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser, including the Adviser’s methodology in allocating costs in determining its profitability. Based on the review of the information they received, the Board members concluded that the profits earned by the Adviser were reasonable. The Board did not consider the costs of the services provided and profits, if any, realized by the Subadviser from the respective relationships with the Fund, noting instead the arm’s-length nature of the relationship between the Adviser and the Subadviser with respect to the subadvisory fee rates on behalf of the Fund and that the Adviser pays the Subadviser from the advisory fee paid to the Adviser.

Benefits Derived by Adviser and/or Subadviser from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that may accrue to the Adviser and/or Subadviser as a result of the advisory relationship with the Fund. In this regard, the Board noted that no soft-dollar research exists or is significant, in light of the investments in Investment Funds, and that “fall-out” benefits, to the extent any exist, are not a material factor with regard to approving the Advisory Agreements.

General Conclusion. Based on its consideration of all factors that it deemed material, the Board, including all of the Independent Managers, determined that the Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Adviser and the Subadviser provide and in light of the other factors that had been discussed and deemed relevant by the Board. The Board noted that it had based its decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Members of the Fund’s Board of Managers (“Managers”) are not required to hold Shares of the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”).  The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.

The identity of the Independent Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Independent Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* (Born 1971)	Manager, President	Since 2010	Deputy Chief Investment Officer, Wells Fargo Private Bank, a division of Wells Fargo Bank, since 2014; Head of Global Alternative Investments and Executive Vice President, Wells Fargo Investment Institute, Inc., since 2014; President, Wells Fargo Investment Institute, Inc. (formerly known as Alternative Strategies Group, Inc.), 2003-2014; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Global Alternative Investment Services, Inc., since 2010; President, A.G. Edwards Capital, Inc., 2008-2017.	2
Chairman of the Board of Trustees, GAI Agility Income Fund, since 2010; Director of Global Alternative Services, Inc., since 2010; Director, A.G. Edwards Capital, Inc., 2008-2017; Director, Wells Fargo Investment Institute, Inc., 2005-2014; Chairman of the Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Chairman of the Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

James Dean (Born 1956)	Manager	Since 2010	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Kenan-Flagler Business School, UNC at Chapel Hill, 1998- 2013.	2	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
James Dunn (Born 1973)	Manager	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Treasurer, James Denmark Loan Fund, since 2013; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	2
Trustee, GAI Agility Income Fund, since 2010; Board Member, Milken Global Capital Markets Advisory Council, since 2009; Board Member, CAPTRUST Advisory Board, since 2011; Board Member, Ronald McDonald House of Winston-Salem Advisory Board, since 2011; Board Member, CFA North Carolina Society's Strategic Advisory Board, since 2012; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

Stephen Golding (Born 1948)	Manager	Since 2010	Senior Vice President for Strategic Initiatives, Ohio University, since 2016; Chief Financial Officer, Vice President Finance and Administration, Ohio University, 2010-2016; Executive Vice President, Finance and Administration, Cornell University, 2005-2009.	2
Trustee, Washington College, since 2003; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016; Trustee, Wells College Board Member, 2012-2015.

James Hille (Born 1961)	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	2	Board Member, Texas Comptroller's Investment Advisory Board, since 2007; Trustee, Communities Foundation of Texas, since 2012; Trustee, GAI Agility Income Fund, since 2010; Investment Advisory Committee, the Employee Retirement System of Texas, since 2011, Chair since 2015; Trustee, Silver Ventures, Inc., since 2012; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.
Jonathan Hook (Born 1957)	Manager	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	2
Trustee, GAI Agility Income Fund, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)
Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Dennis Schmal (Born 1947)	Manager	Since 2011	Self-employed; Board Director and Consultant.	2
Trustee, GAI Agility Income Fund, since 2011; Director, AssetMark GuideMark and Guide Path Mutual Funds (16 funds), since 2006; Director, Owens Realty Mortgage Inc., since 2013; Trustee, Cambria ETF Funds, since 2013; Director, Blue Calypso Inc., since 2015; Director, North Bay Bancorp, 2006-2007; Chairman of the Board of Directors of Pacific Metrics Corporation, 2005-2014; Director and Chairman of the Board, Sitoa Global, Inc., 2012-2013; Director, Varian Semiconductor Equipment Associates, 2004-2011; Director, Merriman Holdings, Inc., 2003-2016; Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2008-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2011-2016.

*	Indicates an Interested Manager.

(1)	As of September 30, 2017.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed with or without cause, at any meeting of the Shareholders by vote of Shareholders owning at least two-thirds of the total outstanding Shares.

(3)	The “Fund Complex” is currently comprised of two closed-end registered investment companies.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman (Born 1980)	Treasurer	Since 2010
Manager of Global Alternative Investments Finance and Accounting, Wells Fargo Investment Institute, Inc., since 2007; Senior Analyst, Wells Fargo Investment Institute, Inc., 2006; Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Senior Financial Analyst, Turbine, Inc.; 2003-2006.

Britta Perkio (Born 1974)	Secretary	Since 2010
Senior Vice President and Secretary, Wells Fargo Investment Institute, Inc., since 2008; Director and Chief Administrative Officer, AG Edwards Capital, Inc., 2008-2017; Director (2009-2014), Chief Administrative Officer, Wells Fargo Investment Institute, Inc., 2005-2014; Chief Administrative Officer, Senior Vice President, Wells Fargo Alternative Asset Management, LLC, 2011.

Jeffrey Minerva (Born 1981)	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Wells Fargo Investment Institute, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005- 2006.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)
Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
James Angelos (Born 1947)	Chief Compliance Officer	Since 2014
Chief Compliance Officer, GAI Registered Funds, since 2014; Chief Compliance Officer, Wells Fargo Investment Institute, Inc., 2014-2016; Chief Compliance Officer, A.G. Edwards Capital, Inc., 2014-2017; Senior Industry Consultant, Mainstay Capital Markets Consultants, Inc., 2013-2014; Surveillance Director, Financial Industry Regulatory Authority, 2011-2013; Vice President, Asset Management Compliance, Ameriprise Financial Services, 2007-2010.

Sean M. Nicolosi (Born 1973)	Chief Operating Officer	Since 2014
Director of Alternative Investment Operations, Wells Fargo Investment Institute, Inc., since 2014; Chief Operating Officer and Director, Global Alternative Investment Services, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., 2014-2017; Chief Operating Officer and Director, Wells Fargo Investment Institute, Inc., 2014; Vice President and Operations Manager, Wells Fargo Investment Institute, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Wells Fargo Investment Institute, Inc., 2005-2011.

(1)	As of September 30, 2017.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Proxy Voting Policies
Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)
There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	12/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	12/4/2017

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	12/4/2017

* Print the name and title of each signing officer under his or her signature.